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                                                                    EXHIBIT 10.6

                                   ADDENDUM I

                                  Definitions
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Capitalized definitions contained in this Agreement are defined at the referenced sections below:

"AAA" at Section 18.13.

"Acceptance" at Section 4.04.

"Access Control Outage" at Section 10.01(b).

"Access Control Services" at Section 2.03(a).

"Accrued Ground Services Base Amount" at Exhibit 19, Section 3.03(e).

"Accrued Ground Services Expenses" at Exhibit 19, Section 3.03(e).

"Accrued TT&C Expenses" at Section 3.02(b)(ii).

"Added Capacity" at Exhibit 19, Section 20.01.

"Added Capacity Delivery" at Exhibit 19, Section 20.01.

"Added Capacity Fee" at Exhibit 19, Section 20.02(b).

"Added Capacity Notice" at Exhibit 19, Section 20.02.

"Additional Capacity" at Exhibit 19, Section 2.01(c).

"Advertising" at Section 5.04 (also at Exhibit 19, Section 5.04).

"Affiliate(s)" at Section 14.03.

"Agreement" at the Preamble.

"Agreement Modification Date" at Section 19(a).

"Allocated Fees" at Exhibit 19, Section 3.03(e).

"Arbitrators" at Section 18.13.

"Authorized Subscribers" at Section 3.02(a).

"Available" at Section 4.01(b).

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"Bill of Sale" at Exhibit 19, Section 7.02.

"Blackout" at Section 2.07(c).

"Broadcasting" at Section 7.04(i).

"Cable Programming" at Section 2.07(a).

"Cable Service(s)" at Exhibit 19, Section 8.04(a).

"CAMC" at the Recitals.

"CAM" at the Recitals.

"CAS" at the Recitals.

"CAS Security Agreement" at the Recitals.

"CFC" at Section 1.01(b)(i).

"Committed Member" at Section 1.01(b).

"Committed Member Payment" at Section 1.01(b)(i).

"Committed Member Residences" at Section 1.01(b)(iii)(1) and Exhibit 19, Section 1.01(b)(iii)(1).

"Complaint" at Section 7.07(c).

"Complete Refund" at Section 11.01(g).

"Conditional Access Management Center Services Agreement" at the Recitals.

"Component" at Section 10.01(d).

"Conditional Access Segment Developer Agreement" at the Recitals.

"Confidential Information" at Section 17.01.

"Confirmed Failure" at Exhibit 19, Section 10.07.

"Contract Summary" at Section 17.01(h).

"CONUS" at Section 6.03(a).

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"Consumer Price Index" at Section 3.03(b).

"Core Cable Programming" at Section 1.04(a).

"Core Cable Rights" at Section 1.04(a).

"Data Services" at Section 2.03(b).

"DBS" at the Recitals.

"DBS Distribution Services" at Section 2.

"DBS I" at Section 6.03(a) (also at Exhibit 19, Section 2.01(a)).

"DBS I Delivery" at Exhibit 19, Section 4.07(a).

"DBS II" at Section 6.03(a) (also at Exhibit 19, Section 2.01(a)).

"December Conditions" at Section 1.04(a).

"Definitive Agreement" at Section 15.02.

"Delinquent Member" at Section 11.02(f).

"Deliver(s)," "Delivered" and "Delivery" at Exhibit 19, Sections 4.07(a) and 4.07(b).

"Delivery Date" at Exhibit 19, Section 4.07(b).

"Deposit" at Section 3.08.

"Determination" at Section 11.01(f).

"DirecTv Distributor" at Section 5.02(c).

"DirecTv Fee" at Section 5.02(b)(i).

"DirecTv Programming" at Section 5.02 (a) (also at Exhibit 19, Section 5.02(a)).

"DirecTv Revenue" at Section 5.02(b)(i).

"DirecTv Yearly Statement" at Section 5.02(b)(ii).

"Eligible Commercial Establishments" at Section 2.09.

"Eligible Residences" at Section 1.01(b)(iii)(2).

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"Escrow Account" at Section 1.01(b)(v).

"Escrow Agent" at Section 1.01(b)(v).

"Escrow Agreement" at Section 1.01(b)(v).

"Escrowed Committed Member Payments" at Section 1.01(b)(v).

"Execution Date" at the Preamble.

"Expansion Opportunity" at Section 5.01(b)(ii).

"Expenses" at Section 3.10(a)(i).

"FCC" at the Recitals.

"FCC Rules" at Section 7.04(i).

"Fee Suspension Date" at Section 3.04(b).

"Financing Transaction" at Section 14.02.

"Force Majeure Event" at Section 12.01.

"Fulfillment Assignment" at Section 19(c).

"Full Service Distributor" at Section 5.01(c) (i).

"Governmental Body" at Section 18.05.

"Gross NRTC Revenue" at Section 3.06(a).

"Ground Capital Fee" at Section 3.03.

"Ground Services" at Section 2.03.

"Ground Services Base Amount" at Section 3.03(b).

"Ground Services Fee" at Section 3.03.

"Ground Services Fixed Fee Conversion" at Exhibit 19, Section 3.03(e).

"Ground System" at Section 2.05.

"HAC" at Section 12.01.

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"HCG" at the Preamble.

"HCG Certification" at Section 1.04(a).

"HCG Controlled Programming" at Section 7.04(iii).

"HCG Event of Default" at Section 11.01(i).

"HCG Frequencies" at the Recitals.

"HCG Security Costs" at Section 3.04(a).

"HCG Subscriber(s)" at Section 5.03.

"HCG's Modification Request" at Section 6.03(b).

"HCSS" at the Recitals.

"HPO Notice" at Exhibit 19, Section 20.02.

"HPO Option" at Exhibit 19, Section 20.01.

"Indemnified Parties" at Section 7.05.

"Indemnitee Costs" at Section 8.03.

"Indemnitees" at Section 8.03.

"Indictment" at Section 7.07(c).

"Intellectual Property" at Section 7.09.

"Intentional Breach" at Section 13 (d).

"Joint Subscriber" at Section 3.04(a).

"July Extension" at Section 1.03(c).

"Late Commencement Fee" at Section 4.02.

"Launch Attempt" at Section 11.01(f).

"Laws" at Section 8.02.

"LC Amount" at Section 3.08.

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"Letter of Credit" at Section 3.08.

"Marketing Expenses" at Section 5.04 (also at Exhibit 19, Section 5.04).

"May Extension" at Section 1.03(b).

"Members" at Section 1.01(a).

"Member Contract" at Section 1.01(b).

"Minimum Requirements" at Section 7.01.

"MSA(s)" at Section 1.01(b)(iii)(5).

"MSA Non-Cabled Territory Option" at Section 1.01(b)(ii)(2).

"MSA Residences Option" at Section 1.01(b)(ii)(1).

"MSA Parts" at Section 1.01(b)(iii)(4).

"NDI" at the Recitals.

"NDSPL" at the Recitals.

"Non-Cabled Eligible Residences" at Section 1.01(b)(iii)(3)

"Non-Committed Member Residences" at Section 5.01(b)(i).

"Non-NRTC Subscriber" at Exhibit 19, Section 5.06(b).

"Non-Prevailing Party" at Section 18.03.

"NRTC" at the Preamble.

"NRTC Controlled Services" at Section 7.05.

"NRTC Event of Default" at Section 11.02(e).

"NRTC-Registered Subscriber" at Section 3.04(a).

"NRTC Revenue Fee" at Section 3.06(a).

"NRTC Revenue Fee Termination Date" at Section 3.06(a).

"NRTC Subscriber(s)" at Section 1.01(b)(xi).

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"NRTC Territory(ies)" at Section 1.01(b)(iii)(4).

"NRTC Transponders" at Exhibit 19, Section 2.01(c).

"Operating Transponder(s)" at Exhibit 19, Section 4.07(a).

"Outage Period" at Section 10.01(c).

"Outage Unit" at Section 10.03(a).

"Partial Delivery" at Section 4.01(b).

"Partial Delivery Notice" at Section 4.01(b).

"Partial Refund" at Section 11.01(h).

"Partial Service Distributor" at Section 5.01(c)(ii).

"Permitted Services" at Section 8.04(a) (also at Exhibit 19, Section 8.04(a)).

"Prevailing Party" at Section 18.13.

"Priority 1" at Section 1.04.

"Priority 2" at Section 1.04.

"Priority 3" at Section 1.04.

"Program Channel" at Section 2.01 (also at Exhibit 19, Section 2.01(c)).

"Programming Agreements" at Section 2.07(a).

"Programming Fees" at Section 3.05.

"Programming Renewal Date" at Section 4.06(b).

"Programming Service(s)" at Section 2.07(a).

"Pro-rata" at Section 18.01.

"Prorated" at Section 18.01.

"Relief Notice" at Section 19(b).

"Relief Notice Assignment" at Section 19(b).

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"Replacement Letter of Credit" at Section 3.08.

"Required Delivery Attempt" at Section 11.01(f).

"Rescission Date" at Section 11.01(e).

"Rescission Option" at Section 11.01(f).

"Restricted Agreement" at Section 7.07(c).

"Restricted Capacity" at Section 7.07(a).

"Restricted Entity" at Section 7.07(a).

"Restricted Services" at Section 7.07(b).

"Revised Ground Services Base Amount" at Exhibit 19, Section 3.03(e).

"Rights" at Section 7.07(c).

"Rights Holder" at Section 2.07(c).

"RSA(s)" at Section 1.01(b)(i).

"RSA Non-Cabled Territory Option" at Section 1.01(b)(i)(3).

"RSA Territory Option" at Section 1.01(b)(i)(2).

"RSA Residences Option" at Section l.01(b)(i)(1).

"Satellite" at Section 2.01 (also at Exhibit 19, Section 2.01(a)).

"Satellites" at Exhibit 19, Section 2.01(a).

"Satellite Delivery Failure" at Exhibit 19, Section 4.08(a).

"Satellite Expiration Date" at Section 4.06(a).

"Satellite Feed" at Exhibit 19, Section 5.06(a).

"Satellite Feed Fee" at Exhibit 19, Section 5.06(c).

"Scheduled Launch Date" at Section 4.01(a).

"Scheduled Service Commencement Date" at Section 4.01(a).

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"Second Payment" at Section 1.01(b)(vii).

"Section Compliance" at Section 7.07(c).

"Section 8.04(a) Compliance" at Section 8.04(c).

"Security Services" at Section 2.06.

"Security Services Fee" at Section 3.04(a).

"Service Commencement Date" at Section 4.01(a).

"Services Revision Date" at Section 7.07(b).

"Service Equipment" at Section 4.05 (also at Exhibit 19, Section 4.05).

"Similar Restricted Services" at Section 7.07(b).

"Simultaneously" at Exhibit 19, Section 10.05.

"Sports Programming" at Section 2.07(c).

"SPS Developer Agreement" at the Recitals.

"Subscriber Terminal Equipment" at the Recitals.

"Subscriber Terminal Equipment Availability" at Section 2.04.

"Successor Notice" at Section 15.02.

"Successor ROFR" at Section 15.01.

"Successor Satellite(s)" at Section 15.03.

"Superstation" at Section 2.07(c).

"TCE" at the Recitals.

"Terminating Events" at Section 7.07(c).

"Termination Clause" at Section 7.07(c).

"Termination Events" at Section 8.04(c).

"Transfer" at Section 14.01.

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"Transmission Outage" at Section 10.01(a).

"Transmission Services" at Section 2.03(b).

"Transponder" at Section 2.01 (also at Exhibit 19, Section 2.01(b)).

"Transponder Agreement" at Section 8.04(c).

"Transponder Agreement Termination Clause" at Section 8.04(c).

"Transponder Capacity" at Section 2.01 (also at Exhibit 19, Section 2.01(c)).

"Transponder Capacity Fee" at Section 3.01.

"Transponder Capacity Base Amount" at Exhibit 19, Section 5.06(c).

"Transponder Outage Unit" at Exhibit 19, Section 10.07.

"Transponder Performance Specifications" at Exhibit 19, Section 10.08.

"Transponder Spare(s)" at Exhibit 19, Section 10.04.

"TT&C Base Amount" at Section 3.02(a).

"TT&C Fee" at Section 3.02.

"TT&C Fixed Fee Conversion" at Section 3.02(b)(ii).

"TT&C Services" at Section 2.02.

"Unserved Households" at Section 2.07(d).

"User" at Section 2.07(c).

"Use Restriction" at Section 7.07(a).

"User Agreement" at Exhibit 19, Section 10.04.

"USSB" at Recitals.

"Yearly Statement" at Section 3.06(b).

"101 degrees Satellite(s)" at the Recitals.

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